BlackRock Balanced Capital Fund, Inc.

(the “Fund”)

Supplement dated February 26, 2018

to the Statement of Additional Information (“SAI”) of the Fund dated January 25, 2018

Effective February 26, 2018, the securities lending agreement between Master Large Cap Series LLC (“Master Large Cap LLC”) and BlackRock Investment Management, LLC (“BIM”) is amended to permit Master Large Cap LLC to engage in a full lending program and to reflect new fee arrangements between Master Large Cap LLC and BIM. Accordingly, effective February 26, 2018, the Fund’s SAI is amended as follows:

The sixth through ninth paragraphs of the section of the SAI of entitled “Portfolio Transactions and Brokerage — Securities Lending” are deleted in their entirety and replaced with the following:

Master Large Cap LLC conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Core Portfolio and to retain affiliates of the Core Portfolio as lending agent. To the extent that the Master Large Cap LLC engages in securities lending, BIM acts as securities lending agent for the Core Portfolio, subject to the overall supervision of the Manager. BIM administers the lending program in accordance with guidelines approved by the Master Large Cap LLC’s Board.

Master Large Cap LLC retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. Master Large Cap LLC is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Large Cap LLC. Such shares also will not be subject to a sales load, distribution fee or service fee. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by the Master Large Cap LLC would be subject to any such liquidity fee or redemption gate imposed.

Pursuant to the current securities lending agreement: (i) the Master Large Cap LLC retains 71.5% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment expenses.

Under the securities lending program, the Master Large Cap LLC is categorized into a specific asset class. The determination of the Master Large Cap LLC’s asset class category (fixed-income, domestic equity, international equity or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between the Master Large Cap LLC and BIM.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Large Cap LLC, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 75% of securities lending income; and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment expenses.

Prior to February 26, 2018, the Master Large Cap LLC had a different securities lending arrangement.

Shareholders should retain this Supplement for future reference.

SAI-10044-0218SUP